Exhibit 10(m)

LIMITED WAIVER, CONSENT AND SEVENTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENT
THIS LIMITED WAIVER, CONSENT AND SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Seventh Amendment") is entered into as of December 14, 2017, among PERMA-PIPE INTERNATIONAL HOLDINGS, INC., (PREVIOUSLY MFRI, INC.), a Delaware corporation (the "Company"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA-PIPE, INC., a Delaware corporation ("Perma-Pipe"), MM NILES CORPORATION, a Delaware corporation ("MM Niles"), and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada") (each of the Company, Midwesco, Perma-Pipe, TC Niles, MM Niles, and Perma-Pipe Canada may be referred to herein individually, as a "US Borrower" and collectively, as "US Borrowers"), and PERMA-PIPE CANADA LTD., an Alberta corporation ("PP Canada Operating") (PP Canada Operating may be referred to herein as a "Canadian Borrower") and BANK OF MONTREAL, as lender ("Lender"). US Borrowers and Canadian Borrower may be referred to herein individually, as a "Borrower" and collectively as "Borrowers".
WHEREAS, Lender (or its successor-in-interest) and Borrowers entered into a certain Credit and Security Agreement dated September 24, 2014 (as amended by that certain Consent and First Amendment to Credit and Security Agreement, dated as of February 5, 2015 and that certain Limited Waiver and Second Amendment to Credit and Security Agreement dated as of April 30, 2015, that certain Consent and Third Amendment to Credit and Security Agreement dated as of January 29, 2016 and that certain Fourth Amendment to Credit and Security Agreement dated as of February 29, 2016 and that certain Fifth Amendment to Credit and Security Agreement dated as of October 25, 2016, and that certain Sixth Amendment to Credit and Security Agreement dated as of December 29, 2016 and as hereby and further amended, restated, supplemented, and/or modified from time to time, the "Credit Agreement"); and
WHEREAS, Lender and Borrowers desire to amend certain provisions of the Credit Agreement pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made Lender to Borrower, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein without definition shall have the meanings contained in the Credit Agreement.
2.Amendments to Credit Agreement.
(a)Amended Definitions. The definitions of "Applicable Margins", "Availability Reserves", "Canadian Revolving Credit Facility", "Eligible Cash and Cash Equivalents", "Fixed Charge Trigger Period", "Reporting Trigger Period" and "Revolving Credit Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety and the following is inserted in its stead:
"Applicable Margin" means with respect to any Type of Loan or the Unused Fee, the percentages per annum set forth below, for the periods set forth below:

Exhibit 10(m)

Periods	Eurodollar Rate Revolving Loans and Bankers’ Acceptances	Base Rate Revolving Loans and Canadian Prime Rate Loans	Unused Line Fee
Seventh Amendment Effective Date until February 28, 2018	3.50%	2.50%	0.20%
March 1, 2018 to March 31, 2018	4.50%	3.50%	0.20%
April 1, 2018 to April 30, 2018	5.00%	4.00%	0.20%
May 1, 2018 to May 31, 2018	5.50%	4.50%	0.20%
June 1, 2018 and thereafter	6.00%	5.00%	0.20%

"Canadian Revolving Credit Facility" means the facility described in Section 2.01(b) or 2.03 providing for Canadian Revolving Loans and Canadian Letter of Credit Extensions to or for the benefit of a Canadian Borrower by the Lender, in the maximum aggregate principal amount at any time outstanding of the Canadian Dollar equivalent effective as of October 31, 2017 to $7,000,000 as adjusted upon the delivery of each Canadian Borrowing Base Certificate pursuant to Section 7.02(a) based upon the exchange rate in effect at the close of business on the last day of the month immediately preceding the delivery of such Canadian Borrowing Base Certificate.
"Eligible Cash and Cash Equivalents" means cash and Cash Equivalents of the Borrowers from time to time deposited in a Deposit Account in the name of a Borrower maintained in the United States or Canada, as the case may be, with a Lender or any Affiliate of a Lender (excluding any amounts on deposit in the Cash Collateral Account or in any other escrow, special purpose or restricted account, such as an account specifically designated for payroll, sales taxes or accounts payable disbursements) and subject to a Control Agreement in favor of the Lender (which Control Agreement provides that the Lender has sole control of the disposition of the amounts so deposited, whether or not during a Dominion Trigger Period), which account is subject to a first priority perfected security interest in favor of the Lender.
"Fixed Charge Trigger Period" means the period (a) commencing on the day that the sum of Availability plus Eligible Cash or Cash Equivalents is less than (i) $3,500,000 for a period of three (3) consecutive Business Days, or (ii) $3,000,000 as of the end of any Business Day and (b) continuing until the date that during the previous forty-five (45) consecutive days, the sum of Availability and Eligible Cash or Cash Equivalents has been greater than $3,500,000 at all times during such period. The foregoing notwithstanding, a Fixed Charge Trigger Period shall not commence if there are no Revolving Loans outstanding and all outstanding Letters of Credit are Cash Collateralized.
"Reporting Trigger Period" means the period (a) commencing on the date that (i) an Event of Default occurs and is continuing, (ii) the sum of Availability plus Eligible Cash or Cash Equivalents is less than (x) $3,500,000, for a period of three (3) consecutive Business Days, or (y) $3,000,000 at the end of any Business Day and (b) continuing until the date that during the previous forty-five (45) consecutive days (twenty (20) consecutive days for the Measurement Period ending December 31, 2017), (i) no Event of Default has existed and (ii) the sum of Availability plus Eligible Cash or Cash Equivalents has been greater than $3,500,000 at all times during such period. The foregoing notwithstanding, a Reporting Trigger Period shall not commence if there are no Revolving Loans outstanding and all outstanding Letters of Credit are Cash Collateralized.
"Revolving Credit Maturity Date" means September 25, 2018.
(b)New Definitions. The definitions of "Seventh Amendment" and "Seventh Amendment Effective Date" are hereby inserted into Section 1.01 of the Credit Agreement in appropriate alphabetical order:

Exhibit 10(m)

"Seventh Amendment" means that certain Limited Waiver, Consent and Seventh Amendment to Credit and Security Agreement dated as of December 14, 2017 by and among Borrowers and Lender.
"Seventh Amendment Effective Date" shall have the meaning contained in Section 6 of the Seventh Amendment.
(c)Financial Covenants. Clauses (b) and (c) of Section 8.12 of the Credit Agreement are hereby deleted in their entirety and the following are inserted in their stead:

"8.12    Financial Covenants.
*    *    *
(b)    Minimum US Availability. Permit US Availability to less than (x) $2,000,000 at any time between and including the Seventh Amendment Effective Date and June 15, 2018, or (y) $3,000,000 at any time on or after June 16, 2018.
(c)    Canadian Availability. As long as there are any Canadian Total Revolving Credit Outstandings, permit the amount equal to the Canadian Borrowing Base minus Canadian Total Revolving Credit Outstandings to be less than (x) $1,000,000 at any time between and including the Seventh Amended Effective Date and June 15, 2018, or (y) $1,500,000, at any time on or after June 16, 2018.

3.Limited Waiver. In reliance upon the representations and warranties of the Borrowers set forth in this Seventh Amendment, notwithstanding anything to the contrary in the Credit Agreement, Lender hereby waives (the "Limited Waiver") the Event of Default resulting from the Loan Parties failure to obtain the minimum Fixed Charge Coverage Ratio required by Section 8.12(a) of the Credit Agreement as of the last day of the Measurement Periods ended September 30, 2017 and October 31, 2017 (collectively, the "2017 FCCR Event of Default") which 2017 FCCR Event of Default resulted, in part, from the Canadian Revolving Credit Facility previously being capped at $4,000,000. Lender hereby acknowledges and agrees that upon the effectiveness of the Limited Waiver by its execution and delivery of this Seventh Amendment, a Reporting Trigger Period has not commenced or is occurring due to the 2017 FCCR Event of Default and the Borrowers are therefore not subject to any requirements to terminate an existing Reporting Trigger Period. This Limited Waiver only pertains to the 2017 FCCR Event of Default and shall not be deemed to constitute a waiver or consent to any other matter except as specifically set forth herein.

4.Consent. In reliance upon the representations and warranties of the Borrowers set forth in this Seventh Amendment, notwithstanding anything to the contrary in the Credit Agreement, Lender hereby consents to the Canadian Borrowers making a draw on or around the date hereof under the Canadian Revolving Credit Facility (under the amended definition as provided herein) which proceeds shall be used to pay down a portion of the outstanding US Obligations under the US Revolving Credit Facility (the "Credit Facility Pay Down Consent"). This consent only pertains to the Credit Facility Pay Down Consent and shall not be deemed to constitute a waiver or consent to any other matter except as specifically set forth herein.

5.Fees. In order to induce Lender to enter into this Seventh Amendment, Borrowers agree to pay Lender an amendment fee in the amount of $20,000. Said amendment fee shall be due and payable on the date of this Seventh Amendment and, upon payment, shall be fully earned and nonrefundable.

6.Conditions Precedent. This Seventh Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

Exhibit 10(m)

(a)Borrowers and Lender shall have executed and delivered to each other this Seventh Amendment;
(b)Borrowers shall have executed and delivered to Lender an Amended and Restated Canadian Revolving Loan Note in the form attached hereto as Exhibit B-1;
(c)Each Borrower shall have delivered to the Lender a Certificate of the Secretary (or comparable document) of such Borrower, together with true and correct copies, of the resolutions of the Board of Directors (or comparable governing body) authorizing or ratifying the execution, delivery and performance of this Seventh Amendment, and with respect to Canadian Borrowers, the amended and restated Canadian Revolving Loan Note to be executed by Canadian Borrowers and the names of the officer or officers of each such Borrower authorized to sign this Seventh Amendment, and with respect to Canadian Borrowers, the amended and restated Canadian Revolving Note to be executed by each such Borrower together with a sample of the true signature of each such officer;
(d)Simultaneously with the closing of this Seventh Amendment, Borrowers shall have paid to Lender all fees, expenses or other amounts due Lender which fees, expenses or other amounts are due or become due on or prior to the Seventh Amendment Effective Date; and
(e)Borrowers shall have paid the amendment fee referred to in Section 5 above.

The date on which all of the above conditions precedent have been satisfied or waived is hereinafter referred to as the "Seventh Amendment Effective Date".
7.Confirmation of Obligations; Release.
(a)The Borrowers hereby confirm that the Borrowers are indebted to Lender for the Loan Obligations, Letter of Credit Obligations and other Obligations as set forth in the Credit Agreement and the other Loan Documents. Each Borrower further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against Lender of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement by Lender of the full amount of the Loans and other Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.
(b)Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against Lender or its enforcement of the Credit Agreement, the Revolving Loan Note, or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of Lender’s entering into this Seventh Amendment, each Borrower irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.

8.Governing Law. This Seventh Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

9.Execution in Counterparts. This Seventh Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy or electronically (such as PDF) shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

10.Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement shall remain in full force and effect.

(Signature Pages Follow)

Exhibit 10(m)

(Signature Page to Limited Waiver, Consent and Seventh Amendment to Credit and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first above written.

U.S. BORROWERS:
PERMA-PIPE INTERNATIONAL HOLDINGS, INC., MIDWESCO FILTER RESOURCES, INC., PERMA-PIPE, INC., MM NILES CORPORATION and PERMA-PIPE CANADA, INC.
By: /s/ Karl J. Schmidt
Name: Karl J. Schmidt
Title: Vice President and Chief Financial Officer

CANADIAN. BORROWERS:
PERMA-PIPE CANADA, LTD.
By: /s/ Karl J. Schmidt
Name: Karl J. Schmidt
Title: Vice President and Chief Financial Officer

LENDER:
BANK OF MONTREAL (Chicago Branch)
By: /s/ Sarah E. Fyffe
Name: Sarah E. Fyffe
Title: Vice President

BANK OF MONTREAL
By: /s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Managing Director

Exhibit 10(m)

Exhibit B-1
AMENDED AND RESTATED CANADIAN REVOLVING LOAN NOTE

$7,000,000	Amended and Restated as of December 14, 2017

FOR VALUE RECEIVED, each of the undersigned (the “Canadian Borrower”) hereby, jointly and severally, promises to pay to BANK OF MONTREAL or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Canadian Revolving Loan from time to time made by the Lender to the Canadian Borrower under that certain Credit and Security Agreement, dated as of September 24, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Canadian Borrower, Perma-Pipe International Holdings, Inc. (previously MFRI, Inc.), Midwesco Filter Resources, Inc., Perma-Pipe Inc., TC Niles Corporation, TDC Filter Manufacturing, Inc., MM Niles Corporation and Perma-Pipe Canada, Inc. and the Lender.
Canadian Borrower promises to pay interest on the unpaid principal amount of each Canadian Revolving Loan from the date of such Canadian Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Lender for the account of the Lender in Dollars in immediately available funds at the Lender’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
This Canadian Revolving Loan Note (this “Canadian Revolving Loan Note”) is the Canadian Revolving Loan Note referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Canadian Revolving Loan Note is also is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Canadian Revolving Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Canadian Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Canadian Revolving Loan Note and endorse thereon the date, amount and maturity of its Canadian Revolving Loans and payments with respect thereto.
Each Canadian Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Canadian Revolving Loan Note.
This Canadian Revolving Loan Note amends and restates in its entirety, and is being issued in replacement of, that certain Canadian Revolving Loan Note dated October 25, 2016 in the aggregate principal amount of $4,000,000 executed by the Canadian Borrower in favor of Lender (the “Existing Note”). THIS CANADIAN REVOLVING LOAN NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE EXISTING NOTE.
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Exhibit 10(m)

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

PERMA-PIPE CANADA LTD. By:/s/ Karl J. Schmidt Name: Karl J. Schmidt Title: Treasurer